Exhibit 99.1

Investor Contact:

Liz Sharp, VP, Investor Relations

lsharp@aob.com

(573) 303-4620

Media Contact:

Jared Levy/Kelsey Markovich/Jamie Baird

FGS Global

AmericanOutdoorBrands@sardverb.com

(212) 687-8080

AMERICAN OUTDOOR BRANDS ANNOUNCES APPOINTMENT OF NEW INDEPENDENT DIRECTOR

Reaches Agreement with Engine Capital Management

COLUMBIA, Mo., August 8, 2022 – American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT) (“American Outdoor Brands” or the “Company”), an industry leading provider of products and accessories for outdoor enthusiasts, today announced that it has agreed to appoint a new independent director, Bradley T. Favreau, to the Company’s Board of Directors (the “Board”), effective immediately, with a term expiring at the Company’s 2023 Annual Meeting of Stockholders. With the addition of Mr. Favreau, the size of the Board will increase from six to seven directors, including six independent directors.

This appointment is in connection with the Cooperation Agreement that American Outdoor Brands entered into with Engine Capital Management, LP (together with its affiliates, “Engine Capital”) pursuant to which Engine Capital will withdraw its director nominations previously submitted to the Company and will support the Board’s full slate of directors at the 2022 Annual Meeting of Stockholders. Engine Capital also agreed to abide by customary standstill provisions and voting commitments.

Barry M. Monheit, American Outdoor Brands’ Independent Chair of the Board, commented, “American Outdoor Brands’ Board of Directors is committed to adhering to the highest standards of corporate governance and acting in our stockholders’ best interests. To that end, after thoughtful deliberation, we are pleased to welcome Brad to our Board and look forward to working collaboratively with him to reach our goal of delivering superior stockholder value in the years ahead. Brad brings significant financial markets and public company board experience to American Outdoor Brands and will further enhance our Board’s alignment with stockholders.”

Brian Murphy, President and CEO of American Outdoor Brands, added, “We look forward to integrating Brad’s ideas as we remain focused on executing our strategic priorities, including bringing new innovative products to market, expanding and building on recent momentum in our direct-to-consumer brand offering and leveraging the breadth and strength of our brand portfolio through our successful Dock & Unlock™ strategy. Our healthy financial position provides us with a solid foundation as we build stronger, long-lasting relationships with our consumers and create long-term value for shareholders.”

Arnaud Ajdler, Managing Partner at Engine Capital, commented, “We invested in American Outdoor Brands due to the strength of its brands, and we look forward to working constructively with management and the Board to create value for all shareholders.”

The full Cooperation Agreement will be filed by the Company with the U.S. Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K. Jefferies LLC is serving as financial advisor, and Greenberg Traurig LLP and Goodwin Procter LLP are serving as legal counsel to American Outdoor Brands. Olshan Frome Wolosky LLP is acting as legal counsel to Engine Capital.

About Bradley T. Favreau

Mr. Favreau currently serves as Partner at Engine Capital, which serves as the investment manager to value-oriented special situations funds that invest both actively and passively in companies undergoing change. Mr. Favreau has been at Engine Capital since 2013. His responsibilities include sourcing and evaluating investment opportunities as well as monitoring portfolio risk and position sizing. Mr. Favreau currently serves as a director of MYR Group Inc., a holding company of leading, specialty electrical contractors providing services throughout the United States and Canada, where he serves on the Compensation Committee and the Nominating, Environmental, Social and Corporate Governance Committee. From 2015 to 2017, Mr. Favreau served as a director and a member of the Audit Committee of RDM Corporation, a provider of solutions for the electronic commerce and payment processing industries. Prior to Engine Capital, in 2011, Mr. Favreau served as a consultant at HUSCO International, a global leader in the development and manufacture of hydraulic and electro-hydraulic controls for off-highway applications. At HUSCO International, his duties included identifying and initiating supply chain improvement initiatives. Mr. Favreau has also worked as an investment professional at Apax Partners, an international private equity investment group, and in the mergers and acquisition group at UBS AG. Mr. Favreau earned a Master of Business Administration from Columbia Business School and a Bachelor of Science degree from the Kelley School of Business at Indiana University.

About American Outdoor Brands, Inc.

American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT) is an industry leading provider of outdoor products and accessories, including hunting, fishing, camping, shooting, and personal security and defense products, for rugged outdoor enthusiasts.  The company produces innovative, top quality products under its brands BOG®; BUBBA®; Caldwell®; Crimson Trace®; Frankford Arsenal®; Grilla Grills®; Hooyman®; Imperial®; LaserLyte®; Lockdown®; MEAT!; Old Timer®; Schrade®; Tipton®; Uncle Henry®; ust®; and Wheeler®.  For more information about all the brands and products from American Outdoor Brands, Inc., visit www.aob.com.

Statement Regarding Forward-Looking Information

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are identified by use of the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,”

“predicts,” “projects,” “should,” and similar expressions. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, our ability to effectively execute our strategic priorities, our future performance and growth, and other risk factors discussed from time to time in our filings with the SEC, including those factors discussed under the caption “Risk Factors” in our most recent annual report on Form 10-K, filed with the SEC on July 14, 2022, and in subsequent reports filed with or furnished to the SEC. American Outdoor Brands assumes no obligation and does not intend to update these forward-looking statements, except as required by law, to reflect events or circumstances occurring after today’s date.

Important Additional Information and Where to Find It

American Outdoor Brands intends to file a proxy statement on Schedule 14A, an accompanying proxy card and other relevant documents with the SEC in connection with such solicitation of proxies from American Outdoor Brands’ stockholders for American Outdoor Brands’ 2022 Annual Meeting. AMERICAN OUTDOOR BRANDS STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ AMERICAN OUTDOOR BRANDS’ DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING PROXY CARD, AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents that American Outdoor Brands files with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the “SEC Filings” subsection of the “Financials” section of American Outdoor Brands’ Investor Relations website at https://ir.aob.com/ or by contacting Liz Sharp, Vice President, Investor Relations, at lsharp@aob.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.